                                                                    EXHIBIT 3.1A
                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           VERY VISUAL SOFTWARE, INC.


                            -----------------------


       (Originally incorporated under the same name on February 12, 1993)

                            -----------------------


     FIRST:  The name of the Corporation is Very Visual Software, Inc.
     -----
(hereinafter sometimes referred to as the "Corporation").

     SECOND:  The address of the registered office of the Corporation in
     ------
the State of Delaware is 15 East North Street, in the City of Dover, County of Kent. The name of the registered agent of the Corporation at that address is Incorporating Services, Ltd.

     THIRD:  The purpose of the Corporation is to engage in any lawful act
     -----
or activity for which a corporation may be organized under the General Corporation Law of Delaware.

     FOURTH:  The Corporation is authorized to issue a total of fourteen
     ------
million (14,000,000) shares of stock in two classes designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock the Corporation shall have authority to issue is four million (4,000,000), par value one-tenth of one cent ($.001) per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is ten million (10,000,000), par value one-tenth of one cent ($.001) per share.

     The Corporation's Board of Directors (the "Board") is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the state of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of any class of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding Common Stock of the Corporation, without the approval of the holders of the Preferred Stock, or of any series thereof, unless the approval of any such holders is required pursuant to the certificate or certificates establishing any series of Preferred Stock.

     FIFTH:  A director of this Corporation shall not be personally liable
     -----
to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     If the Delaware General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of a director of the Corporation, without any further corporate action on the part of the Corporation, shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing provisions of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     SIXTH:  The authorized number of directors initially shall be one (1)
     -----
and, thereafter, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The holders of Common Stock will be entitled to elect, voting together as a single group with the holders of any series of Preferred Stock that is entitled to vote with the Common Stock in such election, a majority of the directors (other than any directors who are separately elected by any series of Preferred Stock) (the "Majority Directors"), and holders of Common Stock will be entitled to elect, voting together as a single group with the holders of any series of Preferred Stock that is entitled to vote with the Common Stock in such election, the remaining directors (other than any directors who are separately elected by any series of Preferred Stock) (the "Minority Directors"). In any election of Majority Directors or Minority Directors by the stockholders of the Corporation, each holder of shares of Common Stock shall have one vote per share, and each holder of shares of any series of Preferred Stock that has the right to vote in such election shall be entitled to such number of votes as is set forth in the certificate establishing the powers, preferences and rights of such series. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors shall only be filled by the vote of a majority of directors elected by holders of shares of the class, classes or series of stock of the Corporation entitled to elect directors to such vacant or newly-created directorship.

     SEVENTH:  The Board is expressly empowered to adopt, amend or repeal
     -------
Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for any such adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation.

     EIGHTH:  Elections of directors need not be by written ballot.
     ------

     NINTH:  This Corporation reserves the right to amend, alter, change or
     -----
repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     TENTH:  Whenever a compromise or arrangement is proposed between
     -----
this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates, integrates and amends the provisions of the Certificate of Incorporation of the Corporation and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, written notice having been given as provided in Section 228 of the Delaware General Corporation Law, has been executed and attested by the undersigned, Roger J. Sippl and Glenn C. Myers, as President and Secretary, respectively, of Very Visual Software, Inc., this ____th day of March, 1993.




                                            VERY VISUAL SOFTWARE, INC.



                                            By:________________________________
                                                  President

Attest:



By: __________________________________
     Secretary

- --------------------------------------------------------------------------------

                           CERTIFICATE OF DESIGNATION

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

- --------------------------------------------------------------------------------

                            SERIES A PREFERRED STOCK


     Very Visual Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the following resolution has been duly adopted by the Board of Directors of the Corporation:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board") by the provisions of the Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), there hereby is created, out of the 4,000,000 shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock of the Corporation consisting of 1,606,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions:

          1.  Designation and Amount.
              ----------------------

     This series of Preferred Stock shall be designated the Series A Preferred Stock (the "Series A Preferred Stock"), and the authorized number of shares constituting such series shall be 1,606,000. The par value of the Series A Preferred Stock shall be $0.001 per share.

          2.  Dividend Rights of Series A Preferred Stock.  Subject to the
              -------------------------------------------
dividend provisions fixed by the Board for any series of Preferred Stock designated by the Board in the future, the holders of Series A Preferred Stock shall be entitled to receive dividends, out of any assets at the time legally available therefor, when and as declared by the Board. No cash dividends shall be paid on any Common Stock unless at the same time a dividend is paid with respect to all outstanding shares of Series A Preferred Stock in an amount for each such share of Series A Preferred Stock equal to the aggregate amount of such dividends payable on that number of shares of Common Stock into which each such share of Series A Preferred Stock could then be converted.

          3.  Preference on Liquidation.
              -------------------------

     Subject to the liquidation preferences of any series of Preferred Stock other than the Series A Preferred Stock, including, without limitation, any liquidation preference prior to any liquidation preference set forth in this
Section 2, in the event of any liquidation, dissolution or winding up of the Corporation, distributions to holders of Series A Preferred Stock and holders of Common Stock shall be made in the following manner:

               (a) The holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of $1.20 per share for each share of Series A Preferred Stock then held by them, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares. If the assets and funds available for distribution among the holders of Series A Preferred Stock and among the holders of any series of Preferred Stock ranking on a parity with the Series A Preferred Stock with respect to this subsection (a) of Section 2 as to the distribution of assets and funds upon such dissolution, liquidation or winding up shall be insufficient to permit the payment to such holders of their full liquidation payments, then the entire assets and funds of the Corporation legally available for such distribution shall be distributed ratably among such holders in proportion to their aggregate preferential amounts.

               (b) After payment in full to the holders of Series A Preferred Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (a) of this Section 3, the holders of the Common Stock shall be entitled to receive, prior and in preference to any further distribution of any of the assets of the Corporation to its stockholders, the amount of $1.20 per share for each share of Common Stock then held by them, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares. If the assets and funds available for distribution among the holders of the Common Stock and among the holders of any series of Preferred Stock ranking on a parity with the Common Stock with respect to this subsection (b) of Section 2 as to the distribution of assets upon such dissolution, liquidation or winding up shall be insufficient to permit the payment to such holders of their full liquidation payments, then the entire remaining assets and funds of the Corporation legally available for such distribution shall be distributed ratably among such holders in proportion to their aggregate preferential amounts.

               (c) After payment in full to the holders of Common Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (b) of this Section 3, the remaining assets of the Corporation, if any, shall be distributed ratably among the holders of Series A Preferred Stock, among the holders of Common Stock and among the holders of any series of Preferred Stock ranking on a parity with the Series A Preferred Stock and Common Stock with respect to this subsection (c) of
Section 2 as to the distribution of assets upon dissolution, liquidation or winding up, on an "as converted" basis. For purposes of determining distributions under this Section 3(c), the term "as converted" shall mean that Series A Preferred Stock and any Liquidation Parity Stock shall be deemed to have been converted into Common Stock at the Conversion Price in effect for Series A Preferred Stock and the conversion price in effect for any Liquidation Parity Stock, respectively, on the record date for such distribution.

          4.  Redemption.
              ----------

     (a) At any time and from time to time after March 31, 1994, the Corporation may, at the option of the Board, and out of assets at the time legally available therefor, redeem all or part (selected pro rata from among all of the shares of Series A Preferred Stock) of the outstanding shares of Series A Preferred Stock at the redemption price set forth in Section 4(b) below, provided that the Corporation shall give written notice by mail, postage prepaid, to the holders of the Series A Preferred Stock to be redeemed at least twenty (20) days prior to the date specified for redemption (a "Redemption Date"). The notice shall further call upon such holders to surrender to the Corporation on or before the Redemption Date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed and shall state that, in lieu of redemption, a holder may, prior to the Redemption Date, convert its Series A Preferred Stock into Common Stock in accordance with Section 6 below. On or after the Redemption Date, each holder of shares of Series A Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Corporation, except that such number of shares shall be reduced by the number of shares which have been converted into Common Stock between the date of notice and the Redemption Date, at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price.

     (b) The Series A Preferred Stock may be redeemed at a cash price equal to $1.20 per share, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares.

     (c) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders with respect to such redeemed shares of Series A Preferred Stock (except the right to receive the

Redemption Price without interest upon surrender of their certificate) shall cease and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever.

     (d) If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed, the Corporation shall use those funds which are legally available to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

          5.  Voting.
              ------

     Except as otherwise required by law, and except as otherwise provided in the last sentence of Article FOURTH of the Certificate of Incorporation and in Article SIXTH of the Certificate of Incorporation, the shares of Series A Preferred Stock shall be voted together with the Common Stock at any annual or special meeting of the stockholders of the Corporation, or may act by written consent in the same manner as the Common Stock, and shall have the voting rights and powers equal to the voting rights of the Common Stock, upon the following basis: each holder of shares of Series A Preferred Stock shall be entitled to such number of votes for the shares of Series A Preferred Stock held by him on the record date for such meeting or action to be taken by written consent, as shall be equal to the nearest whole number of shares of the Common Stock into which such holder's shares of Series A Preferred Stock are convertible immediately after the close of business on the record date for such meeting or action to be taken by written consent, as the case may be. Holders of Series A Preferred Stock will be entitled to vote on such basis with holders of Common Stock in the election of the Minority Directors pursuant to Article SIXTH of the Certificate of Incorporation.

          6. Conversion Rights. The holders of Series A Preferred Stock shall
             -----------------
have conversion rights as follows:

               (a) Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time at the principal office of the Corporation or any transfer agent for such shares, into fully paid and nonassessable shares of Common Stock of the Corporation. The number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall be determined by dividing $1.20 by the Conversion Price determined as hereinafter provided in effect at the time of the conversion. The Conversion Price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series A Preferred Stock shall be $1.20, subject to adjustment as provided herein.

               (b) Each share of Series A Preferred Stock shall be converted into Common Stock automatically in the manner provided herein upon the earlier to occur of (i) the time holders of a majority of the outstanding shares of all series of Preferred Stock which are subject to conversion upon the written consent of holders of a majority of all outstanding shares of Preferred Stock consent in writing to the conversion of all such outstanding Preferred Stock, or
(ii) immediately prior to the closing of the sale of securities of the Corporation pursuant to a firm commitment underwritten public offering registered with the Securities and Exchange Commission, other than on Form S-4, or Form S-18, or any successor form thereto, with a public offering price of not less than $2.00 per share (adjusted to reflect subsequent stock dividends, stock splits, recapitalization and the like) and with aggregate gross proceeds of not less than $5,000,000.

               (c) The holder of any shares of Series A Preferred Stock may exercise the conversion right specified in Section 6(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Upon the occurrence of any event specified in Section 6(b), the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that the Corporation shall not be obligated to issue to any holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series A Preferred Stock are delivered either to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and of certificates for shares being converted is made or on the date of the occurrence of any event specified in Section 6(b), as the case may be, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series A Preferred Stock to the Corporation or any transfer agent of the Corporation in the case of conversions pursuant to
Section 6(b)) the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled. No fractional shares of Common Stock shall be issued by the Corporation and all such fractional shares shall be disregarded. In lieu thereof, the Corporation shall pay in cash the fair market value of any such fractional share as determined by the Board. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series A Preferred Stock surrendered for conversion (in the case of conversion pursuant to Section 6(a)), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series A Preferred Stock representing the unconverted portion of the certificate so surrendered.

               (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock, or (ii) issue a stock dividend on its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of Series A Preferred Stock immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments in the Conversion Price of Series A Preferred Stock). In case the Corporation shall at any time combine its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of Series A Preferred Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments in the Conversion Price of Series A Preferred Stock). All such adjustments described herein shall be effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

               (e) In case of any merger (other than a merger in which the Corporation is not the continuing or surviving entity) or any reclassification of the Common Stock of the Corporation, each share of the Series A Preferred Stock shall thereafter be convertible into that number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock immediately prior to such merger or reclassification would have been entitled upon such merger or reclassification. In any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series A Preferred Stock, such that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any share of stock or other property thereafter issuable upon conversion.

               (f) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of

Series A Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series A Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder authorizations), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series A Preferred Stock at the time outstanding.

               (g) Upon any conversion of Series A Preferred Stock pursuant to this Section 6, the shares of Series A Preferred Stock which are converted shall not be reissued. Upon conversion of all of the then outstanding Series A Preferred Stock pursuant to this Section 6 and upon the taking of any action required by law, all matters set forth in this Certificate of Designation shall be eliminated from the Certificate of Incorporation, shares of Series A Preferred Stock shall not be deemed outstanding for any purpose whatsoever and all such shares shall revert to the status of authorized and unissued shares of Preferred Stock.

               (h) Upon the occurrence of each adjustment or readjustment of the Conversion Price for Series A Preferred Stock pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred Stock.

               (i) Any notices required by the provisions of this Section 6 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, first class, postage prepaid and addressed to each holder of record at its address appearing on the books of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its President, and attested by its Secretary, this ______ day of March, 1993.


                                                    VERY VISUAL SOFTWARE, INC.

                                        By:_____________________________________
                                               President

Attest:



By: __________________________________
       Corporate Secretary

                      -----------------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           VERY VISUAL SOFTWARE, INC.

                      -----------------------------------

     Very Visual Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

     1. That the Corporation's Board of Directors has duly adopted the following resolutions:

     RESOLVED, that Article First of the Restated Certificate of Incorporation is hereby amended to read in full as follows:

          FIRST:  The name of the Corporation is Visigenic Software, Inc.
          -----
          (hereinafter sometimes referred to as the "Corporation").

     RESOLVED, that Section 3 of the Certificate of Designation of Series A Preferred Stock filed on March 31, 1993 in the office of the Secretary of State of the State of Delaware is hereby amended to read in full as follows:

          Subject to the liquidation preferences of any series of Preferred Stock other than the Series A Preferred Stock, including, without limitation, any liquidation preference that provides for payments to any series of Preferred Stock or the Common Stock prior to or on a parity with any payment to holders of the Series A Preferred Stock provided for below (including any preferences that provide for additional parity or non-parity payments to the holders of the Series A Preferred Stock), in the event of any liquidation, dissolution or winding up of the Corporation, distributions to holders of Series A Preferred Stock and holders of Common Stock shall be made in the following manner:

               (a) The holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of $1.20 per share for each share of Series A Preferred Stock then held by them, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such


                                                        CERTIFICATE OF AMENDMENT
                             1          OF RESTATED CERTIFICATE OF INCORPORATION
          shares. If the assets and funds available for distribution among the holders of Series A Preferred Stock and among the holders of any series of Preferred Stock ranking on a parity with the Series A Preferred Stock with respect to this subsection (a) of Section 3 as to the distribution of assets and funds upon such dissolution, liquidation or winding up shall be insufficient to permit the payment to such holders of their full liquidation payments, then the entire assets and funds of the Corporation legally available for such distribution shall be distributed ratably among such holders in proportion to their aggregate preferential amounts.

               (b) After payment in full to the holders of Series A Preferred Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (a) of this Section 3, the holders of the Common Stock shall be entitled to receive, prior and in preference to any further distribution of any of the assets of the Corporation to its stockholders, the amount of $1.20 per share for each share of Common Stock then held by them, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares. If the assets and funds available for distribution among the holders of the Common Stock and among the holders of any series of Preferred Stock ranking on a parity with the Common Stock with respect to this subsection (b) of Section 3 as to the distribution of assets upon such dissolution, liquidation or winding up shall be insufficient to permit the payment to such holders of their full liquidation payments, then the entire remaining assets and funds of the Corporation legally available for such distribution shall be distributed ratably among such holders in proportion to their aggregate preferential amounts.

               (c) After payment in full to the holders of Common Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (b) of this Section 3, the remaining assets of the Corporation, if any, shall be distributed ratably among the holders of Series A Preferred Stock, among the holders of Common Stock and among the holders of any series of Preferred Stock ranking on a parity with the Series A Preferred Stock and Common Stock with respect to this subsection (c) of Section 3 as to the distribution of assets upon dissolution, liquidation or winding up, on an "as converted" basis.
          As used in this Certificate, the term "as converted" shall mean that Series A Preferred Stock and all other series of Preferred Stock entitled to payment under this Section 3(c) shall be deemed to have been converted into Common Stock at the Conversion Price in effect for Series A Preferred Stock and the conversion prices in effect for all such other series of Preferred Stock, respectively, on the record date for such distribution.

                                                        CERTIFICATE OF AMENDMENT
                             2          OF RESTATED CERTIFICATE OF INCORPORATION

     RESOLVED FURTHER, that Section 5 of the Certificate of Designation of Series A Preferred Stock filed on March 31, 1993 in the office of the Secretary of State of the State of Delaware is hereby amended to add the following paragraph at the end of such section:

          The Corporation shall not, without the consent of the holders of a majority of the outstanding shares of Series A Preferred Stock and any other series of Preferred Stock granted similar voting rights, voting together as a single class on an as converted basis, merge or consolidate with or into any other corporation or entity in any merger or consolidation in which the Common Stock is converted into cash or other consideration unless each share of Series A Preferred Stock and each share of such other series of Preferred Stock is converted into cash or other consideration equal to the greater of (1) the aggregate amount of such cash or other consideration payable on such shares in connection with a liquidation, dissolution or winding up of the Corporation (excluding any amount payable on a parity with the Common Stock on an as converted basis) or (2) the amount that would be payable on such shares on a liquidation, dissolution or winding up of the Corporation immediately prior to such merger or consolidation.

     2. That the proposed amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and that notice of the taking of such action by written consent has been given as provided in Section 228 of the General Corporation Law of the State of Delaware.

     The Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be signed by Glenn C. Myers, its Vice President, and attested by George H. Hohnsbeen II, its Assistant Secretary, this ______ day of December 1993.


                                           VERY VISUAL SOFTWARE, INC.



                                           By:__________________________________
                                                  Vice President of Finance
Attest:



By: ____________________________________________
    Corporate Assistant Secretary


                                                        CERTIFICATE OF AMENDMENT
                             3          OF RESTATED CERTIFICATE OF INCORPORATION

                 ----------------------------------------------

                           CERTIFICATE OF DESIGNATION
                                       OF
                            VISIGENIC SOFTWARE, INC.

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

                 ----------------------------------------------

                            SERIES B PREFERRED STOCK


     Visigenic Software, Inc., a Delaware corporation (the "Corporation"), formerly known as Very Visual Software, Inc., hereby certifies that the following resolution has been duly adopted by the Board of Directors of the
Corporation:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board") by the provisions of the Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), there hereby is created, out of the 4,000,000 shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock of the Corporation consisting of 1,750,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions:

          1.   Designation and Amount.
               ----------------------

     This series of Preferred Stock shall be designated the Series B Preferred Stock (the "Series B Preferred Stock"), and the authorized number of shares constituting such series shall be 1,750,000. The par value of the Series B Preferred Stock shall be $0.001 per share.

          2.   Dividend Rights of Series A Preferred Stock.  Subject to the
               -------------------------------------------
dividend provisions fixed by the Board for any series of Preferred Stock designated by the Board in the future, the holders of Series B Preferred Stock shall be entitled to receive dividends, out of any assets at the time legally available therefor, when and as declared by the Board. No cash dividends shall be paid on any Common Stock or Series A Preferred Stock of the Corporation (the "Series A Preferred Stock") unless at the same time a dividend is paid with respect to all outstanding shares of Series B Preferred Stock in an amount for each such share of Series B Preferred Stock equal to the aggregate amount of such dividends payable on that number of shares of Common Stock into which each such share of Series B Preferred Stock could then be converted.

                                       1              CERTIFICATE OF DESIGNATION

          3.  Preference on Liquidation.
              -------------------------

              Subject to the liquidation preferences of any series of Preferred Stock other than the Series B Preferred Stock, including, without limitation, any liquidation preference that provides for payments to any series of Preferred Stock or the Common Stock prior to or on a parity with any payment to holders of the Series B Preferred Stock provided for below (including any preferences that provide for additional parity or non-parity payments to the holders of the Series B Preferred Stock), in the event of any liquidation, dissolution or winding up of the Corporation, distributions to holders of Series B Preferred Stock, holders of Series A Preferred Stock and holders of Common Stock shall be made in the following manner:

                  (a) The holders of Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of $2.00 per share for each share of Series B Preferred Stock then held by them, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares. The Series B Preferred Stock shall rank on a parity with the Series A Preferred Stock with respect to subsection (a) of Section 3 of the Certificate of Designation of Series A Preferred Stock filed March 31, 1993, as amended (the "Series A Certificate"), as to the distribution of assets and funds upon dissolution, liquidation or winding up of the Corporation, with the effect stated in said subsection (a).

                  (b) After payment in full to (i) the holders of Series B Preferred Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (a) of this Section 3, (ii) the holders of Series A Preferred Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (a) of Section 3 of the Series A Certificate, and
(iii) the holders of Common Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (b) of Section 3 of the Series A Certificate, the holders of the Series A Preferred Stock and the holders of the Common Stock shall be entitled to receive, prior and in preference to any further distribution of any of the assets of the Corporation to its stockholders, the amount of $0.80 per share for each share of such stock then held by them, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares. If the assets and funds available for distribution among the holders of the Common Stock and among the holders of any series of Preferred Stock ranking on a parity with the Common Stock with respect to this subsection (b) of Section 3 as to the distribution of assets upon such dissolution, liquidation or winding up shall be insufficient to permit the payment to such holders of their full liquidation payments, then the entire remaining assets and funds of the Corporation legally available for such distribution shall be distributed ratably among such holders in proportion to their aggregate preferential amounts.

                  (c) The Series B Preferred Stock shall rank on a parity with the Series A Preferred Stock and the Common Stock with respect to subsection (c) of Section 3 of the Series A Certificate, as to the distribution of remaining assets upon

                                       2              CERTIFICATE OF DESIGNATION
dissolution, liquidation or winding up of the Corporation, with the effect stated in said subsection (c).

          4.   Redemption.
               ----------

     (a) At any time and from time to time after December 17, 1994, the Corporation may, at the option of the Board, and out of assets at the time legally available therefor, redeem all or part (selected pro rata from among all of the shares of Series B Preferred Stock) of the outstanding shares of Series B Preferred Stock at the redemption price set forth in Section 4(b) below, provided that the Corporation shall give written notice by mail, postage prepaid, to the holders of the Series B Preferred Stock to be redeemed at least twenty (20) days prior to the date specified for redemption (a "Redemption Date"). The notice shall further call upon such holders to surrender to the Corporation on or before the Redemption Date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed and shall state that, in lieu of redemption, a holder may, prior to the Redemption Date, convert its Series B Preferred Stock into Common Stock in accordance with Section 6 below. On or after the Redemption Date, each holder of shares of Series B Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Corporation, except that such number of shares shall be reduced by the number of shares which have been converted into Common Stock between the date of notice and the Redemption Date, at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price.

     (b) The Series B Preferred Stock may be redeemed at a cash price equal to $2.00 per share, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares.

     (c) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders with respect to such redeemed shares of Series B Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate) shall cease and such shares shall not thereafter be transferred on the books of this Corporation or be deemed to be outstanding for any purpose whatsoever.

     (d) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on the Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock to be redeemed, the Corporation shall use those funds which are legally available to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed. The shares of Series B Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

          5.   Voting.
               ------

     (a) Except as otherwise required by law, and except as otherwise provided in the last sentence of Article FOURTH of the Certificate of Incorporation and in Article

                                       3              CERTIFICATE OF DESIGNATION

SIXTH of the Certificate of Incorporation, the shares of Series B Preferred Stock shall be voted together with the Common Stock at any annual or special meeting of the stockholders of the Corporation, or may act by written consent in the same manner as the Common Stock, and shall have the voting rights and powers equal to the voting rights of the Common Stock, upon the following basis: each holder of shares of Series B Preferred Stock shall be entitled to such number of votes for the shares of Series B Preferred Stock held by him on the record date for such meeting or action to be taken by written consent, as shall be equal to the nearest whole number of shares of the Common Stock into which such holder's shares of Series B Preferred Stock are convertible immediately after the close of business on the record date for such meeting or action to be taken by written consent, as the case may be. Holders of Series B Preferred Stock will be entitled to vote on such basis with holders of Common Stock in the election of the Minority Directors pursuant to Article SIXTH of the Certificate of Incorporation.

     (b) The Corporation shall not, without the consent of the holders of a majority of the outstanding shares of Series B Preferred Stock and any other series of Preferred Stock granted similar voting rights, voting together as a single class on an as converted basis, merge or consolidate with or into any other corporation or entity in any merger or consolidation in which the Common Stock is converted into cash or other consideration unless each share of Series B Preferred Stock and each share of such other series of Preferred Stock is converted into cash or other consideration equal to the greater of (1) the aggregate amount of such cash or other consideration payable on such shares in connection with a liquidation, dissolution or winding up of the Corporation (excluding any amount payable on a parity with the Common Stock on an as converted basis) or (2) the amount that would be payable on such shares on a liquidation, dissolution or winding up of the Corporation immediately prior to such merger or consolidation.

          6.   Conversion Rights.  The holders of Series B Preferred Stock shall
               -----------------
have conversion rights as follows:

                  (a) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time at the principal office of the Corporation or any transfer agent for such shares, into fully paid and nonassessable shares of Common Stock of the Corporation. The number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall be determined by dividing $2.00 by the Conversion Price determined as hereinafter provided in effect at the time of the conversion. The Conversion Price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series B Preferred Stock shall be $2.00, subject to adjustment as provided herein.

                  (b) Each share of Series B Preferred Stock shall be converted into Common Stock automatically in the manner provided herein upon the earlier to occur of (i) the time holders of a majority of the outstanding shares of all series of Preferred Stock which are subject to conversion upon the written consent of holders of a majority of all outstanding shares of Preferred Stock consent in writing to the conversion of all such outstanding Preferred Stock, or
(ii) immediately prior to the closing of the sale

                                       4              CERTIFICATE OF DESIGNATION
of securities of the Corporation pursuant to a firm commitment underwritten public offering registered with the Securities and Exchange Commission, other than on Form S-4, or Form S-18, or any successor form thereto, with a public offering price of not less than $3.33 per share (adjusted to reflect subsequent stock dividends, stock splits, recapitalization and the like) and with aggregate gross proceeds of not less than $5,000,000.

                  (c) The holder of any shares of Series B Preferred Stock may exercise the conversion right specified in Section 6(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Upon the occurrence of any event specified in Section 6(b), the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that the Corporation shall not be obligated to issue to any holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series B Preferred Stock are delivered either to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and of certificates for shares being converted is made or on the date of the occurrence of any event specified in Section 6(b), as the case may be, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series B Preferred Stock to the Corporation or any transfer agent of the Corporation in the case of conversions pursuant to
Section 6(b)) the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled. No fractional shares of Common Stock shall be issued by the Corporation and all such fractional shares shall be disregarded. In lieu thereof, the Corporation shall pay in cash the fair market value of any such fractional share as determined by the Board. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series B Preferred Stock surrendered for conversion (in the case of conversion pursuant to Section 6(a)), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series B Preferred Stock representing the unconverted portion of the certificate so surrendered.

                  (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock, or (ii) issue a stock dividend on its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of Series B Preferred Stock immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments in the Conversion Price of Series B Preferred Stock). In case the Corporation shall at any time combine its outstanding Common

                                       5              CERTIFICATE OF DESIGNATION

Stock, the number of shares of Common Stock issuable upon conversion of Series B Preferred Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments in the Conversion Price of Series B Preferred Stock). All such adjustments described herein shall be effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                  (e) In case of any merger (other than a merger in which the Corporation is not the continuing or surviving entity) or any reclassification of the Common Stock of the Corporation, each share of the Series B Preferred Stock shall thereafter be convertible into that number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock immediately prior to such merger or reclassification would have been entitled upon such merger or reclassification. In any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series B Preferred Stock, such that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any share of stock or other property thereafter issuable upon conversion.

                  (f) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Series B Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series B Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder authorizations), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Preferred Stock at the time outstanding.

                  (g) Upon any conversion of Series B Preferred Stock pursuant to this Section 6, the shares of Series B Preferred Stock which are converted shall not be reissued. Upon conversion of all of the then outstanding Series B Preferred Stock pursuant to this Section 6 and upon the taking of any action required by law, all matters set forth in this Certificate of Designation shall be eliminated from the Certificate of Incorporation, shares of Series B Preferred Stock shall not be deemed outstanding for any purpose whatsoever and all such shares shall revert to the status of authorized and unissued shares of Preferred Stock.

                  (h) Upon the occurrence of each adjustment or readjustment of the Conversion Price for Series B Preferred Stock pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Series B

                                       6              CERTIFICATE OF DESIGNATION

Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series B Preferred Stock.

          (i) Any notices required by the provisions of this Section 6 to be given to the holders of shares of Series B Preferred Stock shall be deemed given if deposited in the United States mail, first class, postage prepaid and addressed to each holder of record at its address appearing on the books of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its Vice President, and attested by its Assistant Secretary, this ______ day of December, 1993.


                                          VISIGENIC SOFTWARE, INC.



                                          By:__________________________________
                                                 Glenn C. Myers,
                                                 Vice President of Finance

Attest:



By: __________________________________
     George H. Hohnsbeen II
     Corporate Assistant Secretary

                                       7              CERTIFICATE OF DESIGNATION

- --------------------------------------------------------------------------------

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                           VISIGENIC SOFTWARE, INC.

- --------------------------------------------------------------------------------

     Visigenic Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

     1. That the Corporation's Board of Directors has duly adopted the following resolutions:

     RESOLVED, that the first paragraph of Article FOURTH of the Restated
                                                   ------
     Certificate of Incorporation is hereby amended to read in full as follows:

          FOURTH:  The Corporation is authorized to issue a total of fifteen
          ------
          million (15,000,000) shares of stock in two classes designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock the Corporation shall have authority to issue is five million (5,000,000), par value one-tenth of one cent ($.001) per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is ten million (10,000,000), par value one-tenth of one cent ($.001) per share.

     2. That the proposed amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and that notice of the taking of such action by written consent has been given as provided in Section 228 of the General Corporation Law of the State of Delaware.

     The Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be signed by Roger J. Sippl, its President, and attested by Glenn C. Myers, its Secretary, this ______ day of April 1994.

                                    VISIGENIC SOFTWARE, INC.


                                    By:________________________________
                                         President
Attest:


By: _____________________________________________
      Corporate Secretary


                                           CERTIFICATE OF AMENDMENT OF RESTATED
                                                   CERTIFICATE OF INCORPORATION

                 ---------------------------------------------

                            CERTIFICATE OF INCREASE
                                       OF
                            SERIES B PREFERRED STOCK

                 ---------------------------------------------

     Visigenic Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

     1. That the Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on March 30, 1993, and a Certificate of Designation of the Corporation's Series B Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock"), which designated 1,750,000 shares of the Corporation's class of Preferred Stock, $0.001 par value per share, as Series B Preferred Stock, was filed in said office of the Secretary of State on December 17, 1993.

     2. That the Board of Directors of the Corporation duly adopted a resolution authorizing and directing an increase in the authorized number of shares of Series B Preferred Stock from 1,750,000 shares to 3,000,000 shares, in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Increase to be signed by Roger J. Sippl, its President, and attested by Glenn C. Myers, its Secretary, this ______ day of April 1994.


                                           VISIGENIC SOFTWARE, INC.



                                           By:__________________________________
                                                 President


Attest:



By: __________________________________
     Corporate Secretary



                                                         CERTIFICATE OF INCREASE
                                       1             OF SERIES B PREFERRED STOCK

                         -----------------------------

                            CERTIFICATE OF INCREASE
                                       OF
                            SERIES B PREFERRED STOCK

                         -----------------------------

     Visigenic Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

     1. That the Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on March 30, 1993 (the "Restated Certificate"); a Certificate of Designation of the Corporation's Series B Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock"), which designated 1,750,000 shares of the Corporation's class of Preferred Stock, $0.001 par value per share, as Series B Preferred Stock, was filed in said office of the Secretary of State on December 17, 1993; a Certificate of Amendment of the Restated Certificate, which increased the authorized numbers of shares of Preferred Stock of the Corporation to 5,000,000 was filed in said office of the Secretary of State on April 28, 1994; and a Certificate of Increase of Series B Preferred Stock, which increased the authorized number of shares of Series B Preferred Stock to 3,000,000 shares was filed in said office of the Secretary of State on April 28, 1994.

     2. That the Board of Directors of the Corporation duly adopted a resolution authorizing and directing an increase in the authorized number of shares of Series B Preferred Stock from 3,000,000 shares to 6,000,000 shares, in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Increase to be signed by George H. Hohnsbeen II, its Assistant Secretary, this ______ day of May 1995.


                                      VISIGENIC SOFTWARE, INC.



                                      By:
                                         ---------------------------------------
                                            Assistant Secretary

                                                         CERTIFICATE OF INCREASE
                                       1             OF SERIES B PREFERRED STOCK

                            ------------------------

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            VISIGENIC SOFTWARE, INC.

                            ------------------------

     Visigenic Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

     1. That the Corporation's Board of Directors has duly adopted the following resolutions:

     RESOLVED, that the first paragraph of Article FOURTH of the Restated
                                                   ------
     Certificate of Incorporation is hereby amended to read in full as follows:

          FOURTH:  The Corporation is authorized to issue a total of twenty-four
          ------
          million (24,000,000) shares of stock in two classes designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock the Corporation shall have authority to issue is eight million (8,000,000), par value one-tenth of one cent ($.001) per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is sixteen million (16,000,000), par value one-tenth of one cent ($.001) per share.

     RESOLVED FURTHER, that the Restated Certificate of Incorporation is hereby amended to delete section 4. (entitled "Redemption") from the Certificate of Designation of Series A Preferred Stock filed in the office of the Secretary of State of the State of Delaware on March 31, 1993, and to delete section 4. (entitled "Redemption") from the Certificate of Designation of Series B Preferred Stock filed in the office of the Secretary of State of the State of Delaware on December 17, 1993.

     2. That the proposed amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and that notice of the taking of such action by written consent has been given as provided in Section 228 of the General Corporation Law of the State of Delaware.

     The Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be signed by Mark Hanson, its President, this day of May 1995.
- ------
                                    VISIGENIC SOFTWARE, INC.


                                    By:
                                         ------------------------------
                                         President

                           --------------------------
                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            VISIGENIC SOFTWARE, INC.
                           --------------------------

Visigenic Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

1. That the Corporation's Board of Directors has duly adopted the following resolutions:

RESOLVED, that the first paragraph of Article FOURTH of the Restated
                                              ------
Certificate of Incorporation is hereby amended to read in full as follows:

          FOURTH:  The Corporation is authorized to issue a total of forty
          ------
          million (40,000,000) shares of stock in two classes designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock the Corporation shall have authority to issue is ten million (10,000,000), par value one-tenth of one cent ($.001) per share, and the total number of shares of Common Stock the Corporation shall have authority to issue is thirty million (30,000,000), par value one-tenth of one cent ($.001) per share.

RESOLVED, that Article SIXTH of the Restated Certificate of Incorporation
                       -----
is hereby amended to read in full as follows:

          SIXTH:  The authorized number of directors initially shall be one (1)
          -----
          and, thereafter, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). The holders of Common Stock will be entitled to elect, voting together as a single group with the holders of any series of Preferred Stock that is entitled to vote with the Common Stock in such election, all directors (other than any directors who are separately elected by any series of Preferred Stock ("Preferred Directors")). In any election of directors other than Preferred Directors by the stockholders of the Corporation, each holder of shares of Common Stock shall have one vote per share, and each holder of shares of any series of Preferred Stock that has the right to vote in such election shall be entitled to such number of votes as is set forth in the certificate establishing the powers, preferences and rights of such series. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors shall only be filled by the vote of a majority of directors elected by holders of shares of the class, classes or series of stock of the Corporation entitled to elect directors to such vacant or newly-created directorship.

                                            CERTIFICATE OF AMENDMENT OF RESTATED
                                                    CERTIFICATE OF INCORPORATION

     2. That the proposed amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware and that notice of the taking of such action by written consent has been given as provided in Section 228 of the General Corporation Law of the State of Delaware.

     The Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be signed by George H. Hohnsbeen II, its
Assistant Secretary, this        day of May 1996.
                          ------

                                    VISIGENIC SOFTWARE, INC.



                                    By:  ________________________________
                                         Assistant Secretary







                                            CERTIFICATE OF AMENDMENT OF RESTATED
                                                    CERTIFICATE OF INCORPORATION

           --------------------------------------------------------

                           CERTIFICATE OF DESIGNATION
                                       OF
                            VISIGENIC SOFTWARE, INC.

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware

           --------------------------------------------------------


                            SERIES C PREFERRED STOCK


     Visigenic Software, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the following resolution has been duly adopted by the Board of Directors of the Corporation:

     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (the "Board") by the provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), there hereby is created, out of the 10,000,000 shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock of the Corporation consisting of 1,000,000 shares, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions:

        1.     Designation and Amount.
               ----------------------

     This series of Preferred Stock shall be designated the Series C Preferred Stock (the "Series C Preferred Stock"), and the authorized number of shares constituting such series shall be 1,000,000. The par value of the Series C Preferred Stock shall be $0.001 per share.

        2.     Dividend Rights of Series C Preferred Stock.
               -------------------------------------------
Subject to the dividend provisions fixed by the Board for any series of Preferred Stock designated by the Board in the future, the holders of Series C Preferred Stock shall be entitled to receive dividends, out of any assets at the time legally available therefor, when and as declared by the Board. No cash dividends shall be paid on any Common Stock, Series A Preferred Stock (the "Series A Preferred Stock") or Series B Preferred Stock of the Corporation (the "Series B Preferred Stock") unless at the same time a dividend is paid with respect to all outstanding shares of Series C Preferred Stock in an amount for each such share of Series C Preferred Stock equal to the aggregate amount of such dividends payable on that number of shares of Common Stock into which each such share of Series C Preferred Stock could then be converted.

        3.      Preference on Liquidation.
                -------------------------

                Subject to the liquidation preferences of any series of Preferred Stock other than the Series C Preferred Stock, including, without limitation, any liquidation preference that provides for payments to any series of Preferred Stock or the Common Stock prior to or on a parity with any payment to holders of the Series C Preferred Stock provided for below (including any preferences that provide for additional parity or non-parity payments to the holders of the Series C Preferred Stock), in the event of any liquidation, dissolution or winding up of the Corporation, distributions to holders of Series C Preferred Stock, holders of Series B Preferred Stock, holders of Series A Preferred Stock and holders of Common Stock shall be made in the following manner:

                (a) The holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of $4.50 per share for each share of Series C Preferred Stock then held by them, adjusted for any stock split, stock combination, stock distribution or stock dividend with respect to such shares. The Series C Preferred Stock shall rank on a parity with the Series A Preferred Stock with respect to subsection (a) of Section 3 of the Certificate of Designation of Series A Preferred Stock filed March 31, 1993, as amended (the "Series A Certificate"), as to the distribution of assets and funds upon dissolution, liquidation or winding up of the Corporation, with the effect stated in said subsection (a).

                (b) After payment in full to (i) the holders of Series C Preferred Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (a) of this Section 3, (ii) the holders of Series B Preferred Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (a) of Section 3 of the Certificate of Designation of Series B Preferred Stock filed December 17, 1993, as amended (the "Series B Certificate"), (iii) the holders of Series A Preferred Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (a) of Section 3 of the Series A Certificate, (iv) the holders of Common Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (b) of Section 3 of the Series A Certificate, and (v) the holders of Series A Preferred Stock and the holders of Common Stock of all amounts exclusively payable on or with respect to said shares pursuant to subsection (b) of Section 3 of the Series B Certificate, the Series C Preferred Stock shall rank on a parity with the Series A Preferred Stock and the Common Stock with respect to subsection (c) of Section 3 of the Series A Certificate, as to the distribution of remaining assets upon dissolution, liquidation or winding up of the Corporation, with the effect stated in said subsection (c).

        4.      Voting.
                ------

                (a) Except as otherwise required by law, and except as otherwise provided in the last sentence of Article FOURTH of the Certificate of Incorporation, the shares of Series C Preferred Stock shall be voted together with the Common Stock at any annual or special meeting of the stockholders of the Corporation, or may act by written consent in the same manner as the Common Stock, and shall have the voting rights and powers equal to the voting rights of the Common Stock, upon the following basis: each holder of shares of Series C Preferred Stock shall be entitled to such number of votes for the shares of Series C Preferred Stock held by him on the record date for such meeting or action to be taken by written consent, as shall be equal to the nearest whole number of shares of the Common Stock into which such holder's shares of Series C Preferred Stock are convertible immediately after the close of business on the record date for such meeting or action to be taken by written consent, as the case may be. Holders of Series C Preferred Stock will be entitled to vote on such basis with holders of Common Stock in the election of all directors other than Preferred Directors pursuant to Article SIXTH of the Certificate of Incorporation.

                (b) The Corporation shall not, without the consent of the holders of a majority of the outstanding shares of Series C Preferred Stock and any other series of Preferred Stock granted similar voting rights, voting together as a single class on an as converted basis, merge or consolidate with or into any other corporation or entity in any merger or consolidation in which the Common Stock is converted into cash or other consideration unless each share of Series C Preferred Stock and each share of such other series of Preferred Stock is converted into cash or other consideration equal to the greater of (1) the aggregate amount of such cash or other consideration payable on such shares in connection with a liquidation, dissolution or winding up of the Corporation (excluding any amount payable on a parity with the Common Stock on an as converted basis) or (2) the amount that would be payable on such shares on a liquidation, dissolution or winding up of the Corporation immediately prior to such merger or consolidation.

        5.      Conversion Rights.  The holders of Series C Preferred Stock
                -----------------
shall have conversion rights as follows:

                (a) Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time at the principal office of the Corporation or any transfer agent for such shares, into fully paid and nonassessable shares of Common Stock of the Corporation. The number of shares of Common Stock into which each share of Series C Preferred Stock may be converted shall be determined by dividing $4.50 by the Conversion Price determined as hereinafter provided in effect at the time of the conversion. The Conversion Price per share at which shares of Common Stock shall be initially issuable upon conversion of any shares of Series C Preferred Stock shall be $4.50, subject to adjustment as provided herein.

                (b) Each share of Series C Preferred Stock shall be converted into Common Stock automatically in the manner provided herein upon the earlier to occur of (i) the time holders of a majority of the outstanding shares of all series of Preferred Stock which are subject to conversion upon the written consent of holders of a majority of all outstanding shares of Preferred Stock consent in writing to the conversion of all such outstanding Preferred Stock, or
(ii) immediately prior to the closing of the sale of securities of the Corporation pursuant to a firm commitment underwritten public offering registered with the Securities and Exchange Commission, other than on Form S-

S-4, or Form S-18, or any successor form thereto, with a public offering price of not less than $6.00 per share (adjusted to reflect subsequent stock dividends, stock splits, recapitalization and the like) and with aggregate gross proceeds of not less than $5,000,000.

                (c) The holder of any shares of Series C Preferred Stock may exercise the conversion right specified in Section 5(a) by surrendering to the Corporation or any transfer agent of the Corporation the certificate or certificates for the shares to be converted, accompanied by written notice specifying the number of shares to be converted. Upon the occurrence of any event specified in Section 5(b), the outstanding shares of Series C Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that the Corporation shall not be obligated to issue to any holder certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of Series C Preferred Stock are delivered either to the Corporation or any transfer agent of the Corporation. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and of certificates for shares being converted is made or on the date of the occurrence of any event specified in Section 5(b), as the case may be, and such date is referred to herein as the "Conversion Date." As promptly as practicable thereafter (and after surrender of the certificate or certificates representing shares of Series C Preferred Stock to the Corporation or any transfer agent of the Corporation in the case of conversions pursuant to
Section 5(b)) the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled. No fractional shares of Common Stock shall be issued by the Corporation and all such fractional shares shall be disregarded. In lieu thereof, the Corporation shall pay in cash the fair market value of any such fractional share as determined by the Board. The person in whose name the certificate or certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the applicable Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Series C Preferred Stock surrendered for conversion (in the case of conversion pursuant to Section 5(a)), the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Series C Preferred Stock representing the unconverted portion of the certificate so surrendered.

                (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock, or (ii) issue a stock dividend on its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of Series C Preferred Stock immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments in the Conversion Price of Series C Preferred Stock). In case the Corporation shall at any time combine its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of Series C Preferred Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments in the Conversion Price of Series C Preferred Stock). All such adjustments described herein shall be effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

                (e) In case of any merger (other than a merger in which the Corporation is not the continuing or surviving entity) or any reclassification of the Common Stock of the Corporation, each share of the Series C Preferred Stock shall thereafter be convertible into that number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock issuable upon conversion of a share of Series C Preferred Stock immediately prior to such merger or reclassification would have been entitled upon such merger or reclassification. In any such case, appropriate adjustment (as determined by the Board) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Series C Preferred Stock, such that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any share of stock or other property thereafter issuable upon conversion.

                (f) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of Series C Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Series C Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder authorizations), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series C Preferred Stock at the time outstanding.

                (g) Upon any conversion of Series C Preferred Stock pursuant to this Section 5, the shares of Series C Preferred Stock which are converted shall not be reissued. Upon conversion of all of the then outstanding Series C Preferred Stock pursuant to this Section 6 and upon the taking of any action required by law, all matters set forth in this Certificate of Designation shall be eliminated from the Certificate of Incorporation, shares of Series C Preferred Stock shall not be deemed outstanding for any purpose whatsoever and all such shares shall revert to the status of authorized and unissued shares of Preferred Stock.

                (h) Upon the occurrence of each adjustment or readjustment of the Conversion Price for Series C Preferred Stock pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common

Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series C Preferred Stock.

                (i) Any notices required by the provisions of this Section 5 to be given to the holders of shares of Series C Preferred Stock shall be deemed given if deposited in the United States mail, first class, postage prepaid and addressed to each holder of record at its address appearing on the books of the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by George H. Hohnsbeen II, its Assistant Secretary, this ______ day of May, 1996.


                                 VISIGENIC SOFTWARE, INC.



                                 By:
                                    --------------------------------------
                                           Assistant Secretary

                             CERTIFICATE OF MERGER

                                       OF

                    POST MODERN COMPUTING TECHNOLOGIES INC.
                           (a California corporation)

                                      INTO

                            VISIGENIC SOFTWARE, INC.
                            (a Delaware corporation)


     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     First: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

            Name                                 State of Incorporation
            ----                                 ----------------------
     Post Modern Computing Technologies Inc.         California
     Visigenic Software, Inc.                        Delaware

     Second: That an Agreement and Plan of Reorganization dated as of April 28, 1996 between Visigenic Software, Inc. and Post Modern Computing Technologies Inc. has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware and Section 1201 of the California General Corporate Law.

     Third: That the name of the surviving corporation of the merger is Visigenic Software, Inc. (the "Surviving Corporation").

     Fourth: That the Certificate of Incorporation of Visigenic Software, Inc. shall, as of the effective time of the merger, be the Certificate of Incorporation of the Surviving Corporation.

     Fifth: That the executed Agreement and Plan of Reorganization is on file at the principal place of business of the Surviving Corporation. The address of said principal place of business is 951 Mariner's Island Boulevard, San Mateo, California 94404.

     Sixth: That a copy of the Agreement and Plan of Reorganization will be furnished by the Surviving Corporation upon request and without charge to any stockholder of any constituent corporation.

     Seventh: The aggregate number of shares of stock which Post Modern Computing Technologies Inc. has authority to issue is 25,000,000 shares, of which 20,000,000 shares, all of which are without par value, are designated Common Stock, and 5,000,000 shares, all of which are without par value, are designated Preferred Stock.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed by its duly authorized officer this ________ day of ___________, 1996.


                              VISIGENIC SOFTWARE, INC.
                              (a Delaware corporation)


                              By:
                                 ----------------------------------------
                                   Mark Hanson

                             CERTIFICATE OF MERGER

                                       OF

                       DATA ACCESSIBILITY SOLUTIONS, INC.
                           (a California corporation)

                                      INTO

                            VISIGENIC SOFTWARE, INC.
                            (a Delaware corporation)


     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     First: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

            Name                                 State of Incorporation
            ----                                 ----------------------

     Data Accessibility Solutions, Inc.              California
     Visigenic Software, Inc.                        Delaware

     Second: That an Agreement and Plan of Reorganization dated as of May 14, 1996, between Visigenic Software, Inc. and Data Accessibility Solutions, Inc. has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware and Section 1201 of the California General Corporate Law.

     Third: That the name of the surviving corporation of the merger is Visigenic Software, Inc. (the "Surviving Corporation").

     Fourth: That the Certificate of Incorporation of Visigenic Software, Inc. shall, as of the effective time of the merger, be the Certificate of Incorporation of the Surviving Corporation.

     Fifth: That the executed Agreement and Plan of Reorganization is on file at the principal place of business of the Surviving Corporation. The address of said principal place of business is 951 Mariner's Island Boulevard, San Mateo, California 94404.

     Sixth: That a copy of the Agreement and Plan of Reorganization will be furnished by the Surviving Corporation upon request and without charge to any stockholder of any constituent corporation.


     Seventh: The total number of shares of stock which Data Accessibility Solutions, Inc. has authority to issue is 1,000,000 shares, all of which are designated Common Stock, and all of which are without par value.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed by its duly authorized officer this ________ day of ___________, 1996.


                              VISIGENIC SOFTWARE, INC.
                              (a Delaware corporation)


                              By:
                                 ---------------------------------------------
                                   Mark Hanson




                                       2